UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 2006 (October 17, 2006)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts	0-21021	04-3308902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merrimack Street
Lowell, Massachusetts	01852
(address of principal executive offices)	(Zip Code)

(978) 459-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 8.01.            Results of Operations and Financial Condition

Other Events

On October 17, 2006, Enterprise Bancorp, Inc. issued a press release concerning its results of operations and financial condition for the three and nine months ended on September 30, 2006 and announcing the declaration of a quarterly dividend.  A copy of this press release is included as Exhibit 99 to this report.

Item 9.01.      Financial Statements and Exhibits

(a)                                  Not applicable

(b)                                 Not applicable

(c)                                  The following exhibit is included with this report:

Exhibit 99                                             Press release for the three and nine months ended September 30, 2006, dated October 17, 2006.

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: October 17, 2006	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Chief Financial Officer and Treasurer